UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        October 10, 2006
                                                ------------------------------



                          Washington Federal, Inc.
------------------------------------------------------------------------------
          (Exact name of registrant as specified in its charter)




  Washington                           0-25454                     91-1661606
------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                          Identification No.)




425 Pike Street, Seattle, Washington                                 98101
------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)




Registrant's telephone number, including area code       (206) 624-7930
                                                  ----------------------------



                              Not Applicable
------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 1.01.   Entry into a Material Definitive Agreement
             -------------

     On October 10, 2006, Washington Federal, Inc. announced by press release the signing of a definitive merger agreement with First Federal Banc of the Southwest, Inc. A copy of the press release is attached hereto as Exhibit 99.1. A copy of the related Fact Sheet which presents certain details regarding the transaction is attached hereto as Exhibit 99.2.


Item 7.01.   Regulation FD Disclosure
             -------------

     A copy of the Fact Sheet which presents certain details regarding the transaction is attached hereto as Exhibit 99.2.


Item 9.01.   Financial Statements and Exhibits
             -------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

          99.1  Press release dated October 10, 2006.
          99.2  Fact Sheet.




                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  WASHINGTON FEDERAL, INC.



Dated: October 10, 2006           By:      /s/ Brent J. Beardall
                                           ---------------------
                                           Brent J. Beardall
                                           Senior Vice President and
                                           Chief Financial Officer